Exhibit 10.6

INDEMNIFICATION AGREEMENT
THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is entered into, effective as of February 27, 2017 between Key Energy Services, Inc., a Delaware corporation (the “Company”), and _______________ (“Indemnitee”).
WHEREAS, it is essential to the Company to retain and attract as directors and officers the most capable persons available;
WHEREAS, Indemnitee is a director and/or officer of the Company and/or its subsidiaries;
WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims currently being asserted against directors and officers of corporations; and
WHEREAS, in recognition of Indemnitee’s need for substantial protection against personal liability in order to enhance Indemnitee’s continued and effective service to the Company and/or its subsidiaries and in order to induce Indemnitee to provide services to the Company and/or any of its subsidiaries as a director or officer, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement and, to the extent insurance is maintained for the coverage of Indemnitee, under the Company’s directors’ and officers’ liability policies.
NOW, THEREFORE, in consideration of the above premises and of Indemnitee’s continuing to serve the Company directly or, at the Company’s request, with another enterprise, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:
1.Indemnification
(a)Third Party Proceedings. In the event Indemnitee was or is a party to or other participant in, or is threatened to be made a party to or other participant in, a Proceeding (except as described in Section 1(b) below) by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee from and against any and all Expenses, liabilities, losses, judgments, fines, amounts paid or to be paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld), any interest, assessments or other charges imposed thereon and any federal, state, local or foreign taxes imposed as a result of the actual or deemed receipt of any payments under this Agreement, which are actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein; provided, that Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful. The termination of any Proceeding or of any claim, issue or matter therein by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that (i) Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or (ii) with respect to any criminal Proceeding, Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful.
(b)Proceedings by or in the Right of the Company. In the event Indemnitee was or is a party to or other participant in, or is threatened to be made a party to or other participant in, a Proceeding by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee from and against any and all Expenses, liabilities, losses, judgments, fines, amounts paid in settlement (to the fullest extent indemnification of judgments, fines and amounts paid in settlement are permitted by law), any interest, assessments or other charges imposed thereon and any federal, state, local or foreign taxes imposed as a result of the actual or deemed receipt of any payments under this Agreement, in each case to the extent actually and reasonably incurred by Indemnitee in connection with such Proceeding or any claim, issue or matter therein if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no indemnification shall be made under this Section 1(b) in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged by a court to be liable to the Company, unless and only to the extent that the court in which such Proceeding is or was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses, liabilities, losses, judgments, fines and amounts paid in settlement which the court shall deem proper.

(c)Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provisions of this Agreement and except as provided in Section 9, to the extent that Indemnitee is a party to or a participant in and is successful, on the merits or otherwise, in any Proceeding or in defense of any claim, issue or matter therein, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by or on behalf of Indemnitee in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by or on behalf of Indemnitee in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.
(d)Indemnification For Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee’s status as a current or former director, officer, employee, agent or trustee of the Company or of any other corporation, partnership, joint venture, trust or other enterprise Indemnitee is or was serving at the request of the Company, a witness in any Proceeding to which Indemnitee is not a party and is not threatened to be made a party, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.
2.Advancement of Expenses; Indemnification Procedure
(a)Advancement of Expenses. The Company shall advance, to the extent not prohibited by law, all Expenses incurred by Indemnitee in connection with any Proceeding referenced in Section 1(a) or (b) hereof. The advances to be made hereunder shall be paid by the Company to Indemnitee within ten (10) days following delivery of a written request therefor by Indemnitee to the Company from time to time, whether prior to or after final disposition of any Proceeding. Advances shall be unsecured and interest free. Advances shall be made by the Company without regard to Indemnitee’s ability to repay the Expenses and without regard to Indemnitee’s ultimate entitlement to indemnification under the provisions of this Agreement. Indemnitee shall qualify for advances upon the execution and delivery to the Company of this Agreement, which shall constitute an undertaking providing that Indemnitee undertakes to the fullest extent required by law to repay the advance if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Company. The right to advances under this paragraph shall in all events continue until final disposition of any Proceeding, including any appeal therein. Written requests of Indemnitee for advances shall provide reasonable accounting for the Expenses to be paid by the Company (but which, for avoidance of doubt, in the case of expenses in connection with legal services, need not include any references to legal work performed or to expenditures made that might cause Indemnitee to waive any privilege accorded by applicable law).
(b)Notice/Cooperation by Indemnitee. Indemnitee shall give the Company notice in writing upon the sooner of (a) becoming aware of a Proceeding where indemnification or the advancement of Expenses may be sought or (b) being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification or the advancement of Expenses covered hereunder. Notice to the Company shall be directed to the General Counsel of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee pursuant to Section 15 hereof). Notice shall be deemed received as set forth in Section 15 hereof. In addition, Indemnitee shall give the Company such information and cooperation in the defense of any Proceeding as shall be within Indemnitee’s power, except that Indemnitee shall not be required to give the Company information that is privileged or confidential as to Indemnitee. The failure of Indemnitee to give the notice required under this Section 2(b) shall not relieve the Company of any obligation it may have to Indemnitee hereunder, provided that giving such notice shall be a condition precedent to Indemnitee’s right to be indemnified under this Agreement if the failure to give such notice materially prejudices any right, claim or defense available to the Company.
(c)Procedure.
(i)Upon written request by Indemnitee for any indemnification provided for in Section 1(a) or 1(b), a determination, if such determination is required by applicable law, with respect to Indemnitee’s entitlement thereto shall be made in the specific case by the Company in accordance with applicable law. If Indemnitee is a director or officer at the time of such determination, such determination shall be made by any of the following:
A.directors holding a majority of the total votes not held by directors who are, or were nominated or designated by, parties, or Affiliates of parties, to such Proceeding, even though less than a quorum;
B.a committee of such directors designated by such majority vote, even though less than a quorum;
C.if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or
D.by the stockholders of the Company.

Indemnitee shall be presumed to have met the relevant standard of conduct to be entitled to indemnification under this Agreement, the Company (including, for all purposes of this Section, the Company’s directors who are not parties to such Proceeding, a committee of such directors, independent legal counsel, or its stockholders) shall have the burden of proof to overcome that presumption in connection with the making of any determination contrary to that presumption, and, if the determination has not been made by the Company within thirty (30) days of a written request by Indemnitee for indemnification, Indemnitee shall be deemed to have met such standard. In addition, the knowledge and/or actions, or failure to act, of any other director, officer, employee, agent or trustee of the Company or any other foreign or domestic corporation, partnership, joint venture, trust or other enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. Any Expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in cooperating with the Company (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) in its determination of Indemnitee’s entitlement to indemnification hereunder shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.
(ii)If a claim under this Agreement for indemnification is not paid in full by the Company within sixty (60) days, or a claim under this Agreement for advancement of Expenses is not paid in full by the Company within ten (10) days, after a written request for payment thereof has first been received by the Company, Indemnitee may at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 9 of this Agreement, Indemnitee shall also be entitled to be paid for the Expenses (including reasonable attorneys’ fees) of bringing such action; provided, however, that for purposes of Indemnitee’s entitlement to be paid such enforcement Expenses under this Section 2(c)(ii) or Section 14, the reference in the definition of Expenses to “all other disbursements or expenses of the type customarily incurred in connection with defending, preparing to defend, or investigating a Proceeding” shall instead be deemed to refer to “all other disbursements or expenses of the types customarily incurred in connection with an action to enforce indemnification or advancement rights.” It shall be a defense to any such action (other than an action brought to enforce a claim for Expenses incurred in connection with any Proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company, and Indemnitee shall be entitled to receive interim payments of Expenses pursuant to Section 2(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties’ intention that if the Company contests Indemnitee’s right to indemnification, the question of Indemnitee’s right to indemnification shall be for the court to decide on a de novo basis, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct; provided, however, if a determination shall have been made or been deemed to have been made pursuant to Section 2(c)(i) that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any action commenced pursuant to this Section 2(c)(ii), absent a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification. The Company hereby agrees that it shall not assert in any action, whether commenced pursuant to this Section 2(c)(ii), Section 14 or otherwise, that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such action that the Company is bound by the provisions of this Agreement.
(d)Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 2(b) hereof, the Company has directors’ and officers’ insurance policies in effect, then the Company shall give prompt notice of the commencement of such Proceeding to the insurers of such policies in accordance with the procedures set forth in such policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.
(e)Selection of Counsel. Upon notification of the Company of the commencement of any Proceeding as to which indemnification will or could be sought under this Agreement, the Company shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding; provided, that (i) Indemnitee shall have the right to employ his or her counsel in any such Proceeding at Indemnitee’s expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (C) the Company shall not within sixty (60) days, in fact, have employed counsel to assume the defense of such Proceeding, then the Expenses of Indemnitee’s counsel shall be at the expense of the Company. In the event separate counsel is retained by an Indemnitee pursuant to this Section

2(e), the Company shall cooperate with Indemnitee with respect to the defense of the Proceeding, including making documents, witnesses and other reasonable information related to the defense available to Indemnitee and such separate counsel pursuant to joint-defense agreements or confidentiality agreements, as appropriate. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the determination provided for in (ii)(B) above.
(f)Settlement of Claims. The Company shall not be liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company’s written consent. The Company may settle a Proceeding on behalf of Indemnitee, but only with the prior written consent of Indemnitee , except that Indemnitee’s consent to a settlement shall not be required if the sole relief provided is monetary damages that are paid by the Company and such settlement would not result in (i) the imposition of a consent order, injunction or decree that would restrict the future activity or conduct of Indemnitee, (ii) a finding or admission of a violation of law or violation of the rights of any person by Indemnitee, (iii) a finding or admission that would have an adverse effect on other claims made or threatened against Indemnitee, or (iv) any monetary liability of Indemnitee that will not be promptly paid or reimbursed by the Company. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement. The Company shall not be liable to indemnify Indemnitee under this Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action; provided, however, that the Company’s liability hereunder shall not be excused if participation in the Proceeding by the Company was barred by this Agreement.
3.Additional Indemnification Rights; Nonexclusivity
(a)Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by Delaware law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Certificate of Incorporation, the Company’s Bylaws or by any statute. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule (including any judicial decision) which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer thereof, such changes shall be, ipso facto, within the purview of Indemnitee’s rights and the Company’s obligations under this Agreement. In the event of any change in any applicable law, statute or rule (including any judicial decision) which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer thereof, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.
(b)Nonexclusivity. The indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company’s Certificate of Incorporation, the Company’s Bylaws, any agreement, any vote of stockholders or disinterested directors, the Delaware General Corporation Law or otherwise, both as to action taken in Indemnitee’s official capacity and as to action taken in another capacity while holding such office. The indemnification and advancement of Expenses provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity as described in Section 11(g) even though Indemnitee may have ceased to serve in such capacity at the time of any Proceeding.
4.Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement or otherwise to indemnification by the Company for some or a portion of the Expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, preparation for, defense, appeal or settlement of any Proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines or penalties to which Indemnitee is entitled.
5.Mandatory Indemnification. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding relating in whole or in part to an Indemnifiable Event or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee in connection therewith.
6.Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, applicable law or public policy may prohibit the Company from indemnifying its directors and officers, and/or the directors and officers of any of its subsidiaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under applicable law or public policy to indemnify Indemnitee.
7.Directors’ and Officers’ Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company and/or its subsidiaries with coverage for losses from wrongful acts or to ensure the Company’s performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors’ and officers’ liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s and/or its subsidiaries’ directors, if Indemnitee is a director, or of the Company’s and/or its subsidiaries’ officers, if Indemnitee is not a director of the Company but is an officer thereof. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company, or for any similar reason.
8.Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company’s inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless perform its obligations hereunder to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.
9.Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:
(a)Excluded Acts. To indemnify Indemnitee for any acts or omissions or transactions from which a director or officer may not be relieved of liability under applicable law (including, without limitation, the Delaware General Corporation Law); or
(b)Claims Initiated by Indemnitee. To indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) Permitted Counterclaims, (ii) with respect to Proceedings or claims brought to establish or enforce a right to indemnification or advancement of Expenses under this Agreement or any other agreement, insurance policy, the Company’s Certificate of Incorporation or Bylaws, statute or law (including without limitation Section 145 of the Delaware General Corporation Law or any similar successor statute), in each case as now or hereafter in effect or (iii) if the Board of Directors of the Company has approved the initiation or bringing of such Proceeding or claim; or
(c)Claims Under Section 16(b). To indemnify Indemnitee for Expenses and the payment of profits arising from the purchase and sale, or the sale and purchase, by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.
10.Effectiveness of Agreement. This Agreement shall be effective as of the date set forth on the first page and may apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was an officer, director, employee, agent or trustee of the Company and/or any of its subsidiaries, or was serving at the request of the Company as director, officer, employee, agent or trustee of any other foreign or domestic corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.
11.Construction of Certain Phrases. For purposes of this Agreement, references to:
(a)“Affiliate” shall mean, with respect to any person, a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the person specified.
(b)the “Company” shall include, in addition to the resulting entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or trustees, so that if Indemnitee is or was a director, officer, employee, agent or trustee of such constituent entity, or is or was serving at the request of such constituent entity as a director, officer, employee, agent or trustee of any other foreign or domestic corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the entity or surviving entity as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.
(c)“Control”, when used with respect to any specified person, shall mean the power to direct or cause the direction of the management or policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and “Controlled” has a correlative meaning.
(d)“Controlled Affiliate” shall mean an affiliate (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) Controlled, directly or indirectly, by Platinum.
(e)“other enterprise” shall include employee benefit plans; references to “fines” shall include any excise taxes or penalties assessed on Indemnitee with respect to an employee benefit plan.

(f)References to “serving at the request of the Company” shall include, among other possibilities, any service as a director, officer, employee or agent of the Company and/or any of its subsidiaries which imposes duties on, or involves services by, such person with respect to an employee benefit plan, its participants or the beneficiaries thereof, and any director or officer of the Company serving as a director, officer, or trustee of a direct or indirect majority-owned subsidiary of the Company shall be deemed to so serve “at the request of the Company.”
(g)A person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.
(h)“Expense” or “Expenses” shall include all reasonable out-of-pocket fees, costs and expenses, including without limitation, attorneys’ fees, retainers, court costs, transcript costs, fees and expenses of experts (including accountants and other advisors), witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, ERISA excise taxes or penalties assessed on Indemnitee with respect to an employee benefit plan, federal, state, local or foreign taxes imposed as a result of the actual or deemed receipt of any payments under this Agreement, penalties and all other disbursements or expenses of the type customarily incurred in connection with defending, preparing to defend, or investigating a Proceeding (including Indemnitee’s (i) affirmative defenses in connection with a claim not initiated by Indemnitee and (ii) mandatory counterclaims in connection with any claim not initiated by Indemnitee (the foregoing clauses (i) and (ii), collectively, “Permitted Counterclaims”) in such Proceeding), but shall exclude the costs of Indemnitee’s counterclaims, other than Permitted Counterclaims. Expenses shall also include Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for and other costs relating to any cost bond, supersedeas bond or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.
(i)“Indemnifiable Event” shall mean any event or occurrence (including, for avoidance of doubt, the fact that any omission or failure to act has occurred) that takes place either prior to or after the execution of this Agreement, related to the fact that Indemnitee is or was a director or officer of the Company and/or its subsidiaries, or by reason of any action taken by him or her or of any inaction on his or her part while acting as director or officer of the Company and/or its subsidiaries, or by reason of the fact that he or she is or was serving at the request of the Company as a director, officer, employee, agent or trustee of any another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification or advancement of Expenses can be provided under this Agreement.
(j)“Other Holders” shall mean, collectively, the stockholders of the Company other than Platinum.
(k)“Platinum” shall mean Platinum Equity Advisors, LLC and its Controlled Affiliates, managed funds and/or accounts.
(l)“Proceeding” shall include any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative or legislative hearing or any other threatened, pending or completed proceeding, including any and all appeals, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative, investigative or other nature, and in each case whether or not commenced prior to the date of this Agreement, that relates to an Indemnifiable Event.
12.Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile transmission), each of which shall constitute an original.
13.Successors and Assigns. The rights to indemnification and advancement of expenses provided by, or granted pursuant to, this Agreement shall be contract rights, and such rights shall continue as to a person who has ceased to be an Indemnitee or has ceased to serve the Company or at the Company’s request, and shall inure to the benefit of the estate, heirs, legatees, distributees, executors, administrators and other comparable legal representatives of such person.
14.Attorneys’ Fees. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all Expenses (as used in Section 2(c)(ii)), including reasonable attorneys’ fees, incurred by Indemnitee with respect to such action, unless as a part of such action, a court of competent jurisdiction finally determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses, including reasonable attorneys’ fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee’s counterclaims and cross-claims made in such action), unless as a part of such action a court of competent jurisdiction finally determines that each of Indemnitee’s material defenses to such action were made in bad faith or were frivolous.
15.Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail, postage prepaid, on the third (3rd) business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement or as subsequently modified by written notice given pursuant to this Section 15.
16.Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any Proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the Delaware Court of Chancery.
17.Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such State without giving effect to the principles of conflicts of laws.
18.Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee (under any insurance policy or otherwise), who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company to effectively bring suit to enforce such rights; provided that if Indemnitee is entitled to indemnification from Platinum or any Other Holder, the Company agrees that its duties to indemnify Indemnitee shall be primary to those of Platinum or such Other Holder, and to the extent Platinum or such Other Holder actually indemnifies Indemnitee, Platinum or such Other Holder, as applicable, shall be subrogated to the rights of Indemnitee against the Company for indemnification. The Company hereby acknowledges the subrogation rights of Platinum and such Other Holders under such circumstances and agrees to execute and deliver such further documents and/or instruments as Platinum or such Other Holder, as applicable, may reasonably request in order to evidence any such subrogation rights, whether before or after Platinum or such Other Holder makes any such indemnification payment. The Company hereby waives any right against Platinum and such Other Holders to indemnification, subrogation or contribution in respect of amounts payable by the Company pursuant to this Section 18. Furthermore, the Company expressly agrees that Platinum and the Other Holders are intended third party beneficiaries as to the indemnification provisions of this Section 18 and shall be entitled to bring suit against the Company to enforce said provisions.
19.Confidentiality. Except as required by law or as otherwise becomes public, Indemnitee will keep confidential any information that arises in connection with this Agreement, including but not limited to claims for indemnification or the advance payment or reimbursement of Expenses, amounts paid or payable under this Agreement and any communications between the Indemnitee, the Company and any other parties to such matter.
20.Parties in Interest. Except as otherwise set forth in Section 18, nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement to any persons other than the parties to it and their respective successors and assigns (including an estate of Indemnitee), nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party hereto. Furthermore, except as set forth in Section 18, no provision of this Agreement shall give any third persons any right of subrogation or action against any party hereto.
21.Continuation of Indemnification. All agreements and obligations of the Company contained herein shall continue during the period that Indemnitee is a director or officer of the Company and shall continue thereafter so long as Indemnitee may be subject to any possible claim or any Proceeding by reason of the fact that Indemnitee was serving in the capacity referred to herein.
22.Indemnification by One or More Related Entities. If at any time during the application of this Agreement, Indemnitee is also party to a separate indemnity agreement between the Indemnitee and one or more corporations, partnerships, limited liability companies, joint ventures, trusts or other enterprises or nonprofit entities (including service with respect to an employee benefit plan) where Indemnitee is serving as a director, officer, employee, agent or manager at the request of the Company, then Indemnitee specifically agrees that all demands and claims for indemnification by Indemnitee shall first be presented to, and either paid or rejected, in whole or in part, by, such other entity or entities, and that the indemnification contained in this Agreement shall apply only to the extent that one or more of such entities for any reason refuses or fails to fully indemnify Indemnitee under the terms of such entity’s indemnity agreement, or is prohibited by any policy, statute or regulation.
23.Entire Agreement. Except as provided in Sections 3 and 22 hereof, this Agreement represents and contains the entire agreement and understanding between and among the parties with respect to the subject matter hereof, and all previous statements or understandings, whether express or implied, oral or written, relating to the subject matter hereof are fully and completely extinguished and superseded by this Agreement.
24.Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto. No amendment of this Agreement shall impair the rights of Indemnitee arising at any time with respect to events occurring prior to such amendment.

25.No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent that Indemnitee has actually received payment (under any insurance policy, bylaw or otherwise) of the amounts otherwise indemnifiable under this Agreement.
26.Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

[Signature Page to Indemnification Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date specified above.
KEY ENERGY SERVICES, INC.

By: _____________________________
Name: ___________________________
Title: ____________________________

Address for notices:
1301 McKinney Street, Suite 1800
Houston, Texas 77010

AGREED TO AND ACCEPTED:
INDEMNITEE

By: _________________________
Name:

Address for notices:
_____________________________
_____________________________
_____________________________